UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

AVIDITY BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3020 Callan Road

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 401-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 2, 2026, Avidity Biosciences, Inc. (“Avidity”) issued a press release related to the announcement of the expected Record Date (as defined herein).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Avidity’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 2, 2026, Avidity issued a press release announcing the expected record date of February 12, 2026 (the “Record Date”) for the pro rata distribution of all of the issued and outstanding shares of common stock of Atrium Therapeutics, Inc. (“SpinCo”) to holders of Avidity common stock as of the Record Date in connection with the previously announced proposed acquisition the (“Merger”) of Avidity by Novartis AG and the separation of Avidity’s early-stage precision cardiology programs into SpinCo.

Forward-Looking Statements.

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed Merger and the Spin-Off (collectively, the “Transactions”), the expected timetable for completing each of the proposed Transactions and the related interim steps, the composition of the assets and liabilities to be held by SpinCo and Avidity following the Spin-Off, the management team for SpinCo and its cash balance, potential marketing approvals, new indications or labeling for Avidity’s product candidates, Avidity’s platform and preclinical assets, or potential future revenues from Avidity’s product candidates. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that Avidity’s investigational products will be submitted or approved for sale or for any additional indications or labeling in any market, or at any particular time, or that Avidity’s approach to the discovery and development of product candidates based on its AOC™ platform will produce any products of commercial value. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the sale of certain of SpinCo’s assets pursuant to a third party right of first negotiation; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis AG’s most recent Annual Report on Form 20-F for the year ended December 31, 2024, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated February 2, 2026, issued by Avidity Biosciences, Inc.

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026

AVIDITY BIOSCIENCES, INC.

By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer